UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 9, 2009

CME Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31553	36-4459170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-930-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2009, Chicago Mercantile Exchange Inc. ("CME"), a wholly-owned subsidiary of CME Group Inc. ("CME Group"), entered into an amendment (the "Amendment") to its 364-day revolving credit facility (the "Credit Facility") with each of the banks from time to time party thereto and the Bank of Montreal, as administrative agent, and JP Morgan Chase Bank, N.A., as collateral agent.

The Amendment amends the termination date of the Credit Facility from October 9, 2009 to December 9, 2009.

The Credit Facility is for a line of credit up to $600 million to provide temporary liquidity to CME in circumstances where CME is entitled to use the security deposits and performance bonds of its clearing members to satisfy any outstanding obligations of any defaulting clearing member to CME as provided in the CME Rulebook and in circumstances where problems exist with a money transfer system that affect CME’s operations. The Credit Facility is collateralized by clearing firm security deposits and performance bonds held by CME. The Credit Facility also provides the Board of Directors of CME to authorize an increase in the line of credit from $600 million to $1 billion, provided, however, the participating banks are not obligated to comply with our request. A copy of the Credit Facility was filed as Exhibit 10.1 to CME Group's Current Report on Form 8-K, filed with the SEC on October 15, 2008.

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

First Amendment, dated as of October 9, 2009, to the Credit Agreement among Chicago Mercantile Exchange Inc. and each of the banks from time to time party thereto and the Bank of Montreal, as administrative agent, and JP Morgan Chase Bank N.A., as collateral agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

October 15, 2009	By:	Kathleen M. Cronin

Name: Kathleen M. Cronin
Title: Managing Director, General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Agreement among Chicago Mercantile Exchange Inc. and each of the banks from time to time party thereto and the Bank of Montreal, as administrative agent and JP Morgan Chase Bank N.A., as collateral agent.